Exhibit 99.1
Snap Inc. Announces Second Quarter 2023 Financial Results
Daily Active Users increased 14% year-over-year to 397 million
Second quarter revenue was $1,068 million
Trailing twelve months operating cash flow was $250 million
Trailing twelve months Free Cash Flow was $81 million
SANTA MONICA, Calif. – July 25, 2023 – Snap Inc. (NYSE: SNAP) today announced financial results for the quarter ended June 30, 2023.
“We are excited by the progress we have made delivering increased return on investment for our advertising partners, growing our community to 397 million daily active users, and reaching more than 4 million Snapchat+ subscribers,” said Evan Spiegel, CEO.
Q2 2023 Financial Summary
•Revenue was $1,068 million, compared to $1,111 million in the prior year.
•Net loss was $377 million, compared to $422 million in the prior year.
•Adjusted EBITDA was $(38) million, compared to $7 million in the prior year.
•Operating cash flow was $(82) million, compared to $(124) million in the prior year.
•Free Cash Flow was $(119) million, compared to $(147) million in the prior year.

	Three Months Ended June 30,		Percent Change	Six Months Ended June 30,		Percent Change
	2023	2022		2023	2022

	(in thousands, except per share amounts)
(Unaudited)	(NM = Not Meaningful)
Revenue	$1,067,669	$1,110,909	(4)%	$2,056,277	$2,173,636	(5)%
Operating loss	$(404,339)	$(400,940)	(1)%	$(769,603)	$(672,467)	(14)%
Net loss	$(377,308)	$(422,067)	11%	$(705,982)	$(781,691)	10%
Adjusted EBITDA(1)	$(38,479)	$7,190	(635)%	$(37,666)	$71,658	(153)%
Net cash provided by (used in) operating activities	$(81,936)	$(124,081)	34%	$69,166	$3,378	NM
Free Cash Flow(2)	$(118,879)	$(147,451)	19%	$(15,407)	$(41,167)	63%
Diluted net loss per share attributable to common stockholders	$(0.24)	$(0.26)	8%	$(0.44)	$(0.48)	8%
Non-GAAP diluted net income (loss) per share(3)	$(0.02)	$(0.02)	—%	$(0.01)	$(0.04)	75%
(1)See page 10 for reconciliation of net loss to Adjusted EBITDA.
(2)See page 10 for reconciliation of net cash provided by (used in) operating activities to Free Cash Flow.
(3)See page 11 for reconciliation of diluted net loss per share to non-GAAP diluted net income (loss) per share.

Q2 2023 Summary & Key Highlights
We grew and deepened our engagement with our community:
•DAUs were 397 million in Q2 2023, an increase of 50 million, or 14% year-over-year.
•DAUs increased sequentially and year-over-year in each of North America, Europe, and Rest of World.
•Total time spent watching Spotlight content more than tripled year-over-year, and Spotlight reached more than 400 million monthly active users on average in Q2, an increase of 51% year-over-year.
•Since launching My AI, our AI-powered chatbot, over 150 million people have sent over 10 billion messages, which we believe makes My AI among the largest consumer chatbots available today.
•We introduced My AI Snaps for Snapchat+ subscribers, allowing subscribers to send Snaps to My AI and receive an AI-generated Snap back that keeps the conversation going.
•We expanded our Stories revenue share program to more creators, helping more people build businesses on Snapchat and enabling them to create content for our community.
•We onboarded new media partners and renewed agreements globally as we continue to grow our local content offering, including ITV in the UK, ProSieben in Germany, Network 18 in India, and ESPN in the Netherlands.

We are focused on accelerating and diversifying our revenue growth:
•We are seeing significant adoption of our new 7/0 Pixel Purchase optimization model, which contributed to a more than 40% quarter-over-quarter increase in 7/0 Pixel Purchase conversions.
•The combination of improvements to our machine learning (ML) infrastructure and systems for ad ranking and optimization have led to more relevant ads and a more than 30% increase in purchase related conversions quarter-over-quarter.
•We introduced our Event Quality Score system to advertisers to measure the quality and integrity of their data, which we expect will lead to improvement in attribution and advertiser performance.
•We made fundamental improvements to our privacy-preserving identity graph and modeled conversions, which will strengthen the connection between identity, attribution, and optimization.
•Snapchat+, our subscription service that offers exclusive, experimental, and pre-release features, reached over 4 million paying subscribers in Q2, one year after launch.
•We introduced new Snapchat+ features like app icons, custom themes, and Bitmoji pets & cars on the Snap Map.
•We launched ads in Spotlight for all advertisers globally, allowing brands to reach the Snapchat audience on our newest surface.
•We are testing My AI monetization with sponsored links that connect our community with partners relevant to their conversation in that moment, while helping brands reach Snapchatters who have indicated potential interest in their offerings.
•We launched First Story, which enables advertisers to reserve the first video ad between Friend Stories, making First Story the latest offering in our takeover lineup, following First Commercial and First Lens.
•We made it easier for brands and creators to work together with the US launch of the Snap Star Collab Studio for brands to source, partner, and drive results with Snap Stars.

We invested in our augmented reality platform:
•We launched Lens Performance Toolkit in Lens Studio, which offers developers a dashboard view of performance-related metrics for Lenses that are in development.
•We introduced ML Retouch, our newest retouch feature powered by ML in Lens Studio, which enables Creators to easily switch on the feature for realistic skin retouch and accurate texture.
•We announced a partnership with Roboflow that enables Lens Studio developers to utilize Roboflow’s ML tools to easily train and bring models directly into SnapML.
•We launched our first Snap AR Learn Hub, which includes AR courses to teach different AR development concepts in Lens Studio, along with a library of live streams and product tutorials.
•We partnered with OPI, a beauty brand, on a Lens featuring first-of-its-kind Snap AR tech called Nails Segmentation, which makes the digital nail try-on experience more realistic than ever before.
•Snapchat and Disney came together in a groundbreaking collaboration at the 2023 Cannes Lions International Festival of Creativity that illustrated how Augmented Reality can enhance storytelling, and brought to life legendary characters and tales in celebration of Disney100.
•Snapchat’s AR Studio in Paris teamed up with Daft Punk to celebrate the release of Random Access Memories 10th Anniversary Edition by bringing to life “Daft Punk: Memories Unlocked,” a series of new augmented reality experiences for fans around the world.
•Camera Kit Live was launched to additional venues and music tours, including Duran Duran’s successful arena tour, the Barclays Center in Brooklyn, New York, and the NBA draft.
•We introduced new advanced Snapchat Lenses built by teams from the Snap AR community including Brick.it which used SnapML to integrate Brick.it’s custom-built ML model, letting Snapchatters scan a pile of toy bricks, identify pieces, and suggest ideas for what can be built.
•In honor of Juneteenth, Snap Lens Network developer, Andre Elijah Immersive, and Santa Monica History Museum collaborated to show the city’s history in AR – bringing stories out of the museum and into the neighborhood.

Q3 Outlook
As we enter Q3, we anticipate continued robust growth in our global community and, as a result, our financial guidance for Q3 is built on the assumption that DAU will reach 405 million to 406 million in Q3. From a revenue perspective, our business remains in a period of rapid transition as we work to improve our advertising platform, while forward visibility of advertising demand remains limited. Our guidance range for Q3 revenue reflects our best estimate of these factors, with total revenue estimated to be between $1,070 to $1,130 million implying negative 5% to flat year-over-year growth. At this level of revenue, we estimate that Adjusted EBITDA will be between negative $50 million and negative $100 million reflecting estimated infrastructure costs per DAU of $0.79 to $0.84 in Q3, as we continue to invest in ML, AI, and other infrastructure to improve the performance of our ad platform, drive deeper content engagement, and bring innovative product experiences to our community. This forecast also assumes modest sequential headcount growth as we continue to carefully calibrate our operating investments to focus on the inputs most essential to the acceleration of topline growth.
Conference Call Information
Snap Inc. will host a conference call to discuss the results at 2:30 p.m. Pacific / 5:30 p.m. Eastern today. The live audio webcast along with supplemental information will be accessible at investor.snap.com. A recording of the webcast will also be available following the conference call.
Snap Inc. uses its websites (including snap.com and investor.snap.com) as means of disclosing material non-public information and for complying with its disclosure obligation under Regulation FD.
Definitions
Free Cash Flow is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment.
Common shares outstanding plus shares underlying stock-based awards includes common shares outstanding, restricted stock units, restricted stock awards, and outstanding stock options.
Adjusted EBITDA is defined as net income (loss), excluding interest income; interest expense, other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; and certain other non-cash or non-recurring items impacting net income (loss) from time to time.
A Daily Active User (DAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during a defined 24-hour period. We calculate average DAUs for a particular quarter by adding the number of DAUs on each day of that quarter and dividing that sum by the number of days in that quarter.
Average revenue per user (ARPU) is defined as quarterly revenue divided by the average DAUs.
A Monthly Active User (MAU) is defined as a registered Snapchat user who opens the Snapchat application at least once during the 30-day period ending on the calendar month-end. We calculate average Monthly Active Users for a particular quarter by calculating the average of the MAUs as of each calendar month-end in that quarter.
Note: For adjustments and additional information regarding the non-GAAP financial measures and other items discussed, please see “Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures,” and “Supplemental Financial Information and Business Metrics.”
About Snap Inc.
Snap Inc. is a technology company. We believe the camera presents the greatest opportunity to improve the way people live and communicate. We contribute to human progress by empowering people to express themselves, live in the moment, learn about the world, and have fun together. For more information, visit snap.com.

Contact
Investors and Analysts:
ir@snap.com
Press:
press@snap.com
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, future stock repurchase programs or stock dividends, business strategy and plans, user growth and engagement, product initiatives, objectives of management for future operations, and advertiser and partner offerings, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.
You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends, including our financial outlook, macroeconomic uncertainty, and geo-political conflicts, that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our ability to attain and sustain profitability; our ability to generate and sustain positive cash flow; our ability to attract and retain users, partners, and advertisers; competition and new market entrants; managing our growth and future expenses; compliance with new laws, regulations, and executive actions; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified team members and key personnel; our ability to repay or refinance outstanding debt, or to access additional financing; future acquisitions, divestitures, or investments; and the potential adverse impact of climate change, natural disasters, health epidemics, macroeconomic conditions, and war or other armed conflict, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent periodic report filed with the U.S. Securities and Exchange Commission, or SEC, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in our periodic report that will be filed with the SEC for the period covered by this press release and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, including future developments related to geo-political conflicts and macroeconomic conditions, except as required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use the non-GAAP financial measure of Free Cash Flow, which is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. We believe Free Cash Flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business and is a key financial indicator used by management. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

We use the non-GAAP financial measure of Adjusted EBITDA, which is defined as net income (loss); excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; and certain other non-cash or non-recurring items impacting net income (loss) from time to time. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in Adjusted EBITDA.
We use the non-GAAP financial measure of non-GAAP net income (loss), which is defined as net income (loss); excluding amortization of intangible assets; stock-based compensation expense; payroll and other tax expense related to stock-based compensation; certain other non-cash or non-recurring items impacting net income (loss) from time to time; and related income tax adjustments. Non-GAAP net income (loss) and weighted average diluted shares are then used to calculate non-GAAP diluted net income (loss) per share. Similar to Adjusted EBITDA, we believe these measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses we exclude in the measure.
We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.
For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see “Reconciliation of GAAP to Non-GAAP Financial Measures.”
Snap Inc., “Snapchat,” and our other registered and common law trade names, trademarks, and service marks are the property of Snap Inc. or our subsidiaries.

SNAP INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cash flows from operating activities
Net loss	$(377,308)	$(422,067)	$(705,982)	$(781,691)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	39,688	79,291	74,908	117,391
Stock-based compensation	317,943	318,810	632,874	594,254
Amortization of debt issuance costs	1,839	1,780	3,675	3,193
Losses (gains) on debt and equity securities, net	(4,434)	12,210	(15,267)	91,337
Other	(16,307)	3,079	(26,703)	4,204
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net of allowance	(103,629)	(81,001)	184,744	45,026
Prepaid expenses and other current assets	(1,098)	(11,980)	(14,302)	(39,158)
Operating lease right-of-use assets	17,817	18,299	35,475	35,283
Other assets	(1,275)	(7,230)	(425)	(7,538)
Accounts payable	8,426	(3,919)	(28,546)	51,061
Accrued expenses and other current liabilities	52,981	(14,392)	(37,210)	(77,220)
Operating lease liabilities	(17,792)	(16,499)	(36,342)	(34,315)
Other liabilities	1,213	(462)	2,267	1,551
Net cash provided by (used in) operating activities	(81,936)	(124,081)	69,166	3,378
Cash flows from investing activities
Purchases of property and equipment	(36,943)	(23,370)	(84,573)	(44,545)
Purchases of strategic investments	(3,290)	(6,200)	(7,770)	(6,350)
Sales of strategic investments	—	63,276	—	63,276
Cash paid for acquisitions, net of cash acquired	(50,254)	(11,220)	(50,254)	(12,008)
Purchases of marketable securities	(631,218)	(568,055)	(1,505,271)	(1,910,436)
Sales of marketable securities	85,922	2,982	91,273	12,759
Maturities of marketable securities	611,835	554,026	1,536,158	896,571
Other	(2,451)	—	(124)	(5,493)
Net cash provided by (used in) investing activities	(26,399)	11,439	(20,561)	(1,006,226)
Cash flows from financing activities
Proceeds from issuance of convertible notes, net of issuance costs	—	—	—	1,483,500
Purchase of capped calls	—	—	—	(177,000)
Proceeds from the exercise of stock options	382	1,388	411	3,654
Payments of debt issuance costs	—	(3,006)	—	(3,006)
Deferred payments for acquisitions	(242,088)	—	(244,116)	—
Net cash provided by (used in) financing activities	(241,706)	(1,618)	(243,705)	1,307,148
Change in cash, cash equivalents, and restricted cash	(350,041)	(114,260)	(195,100)	304,300
Cash, cash equivalents, and restricted cash, beginning of period	1,578,717	2,413,283	1,423,776	1,994,723
Cash, cash equivalents, and restricted cash, end of period	$1,228,676	$2,299,023	$1,228,676	$2,299,023
Supplemental disclosures
Cash paid for income taxes, net	$6,062	$4,848	$23,065	$7,484
Cash paid for interest	$732	$551	$5,153	$4,005

SNAP INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$1,067,669	$1,110,909	$2,056,277	$2,173,636
Costs and expenses:
Cost of revenue	496,874	446,377	936,860	867,274
Research and development	477,663	505,037	932,775	960,600
Sales and marketing	280,597	311,374	549,030	553,260
General and administrative	216,874	249,061	407,215	464,969
Total costs and expenses	1,472,008	1,511,849	2,825,880	2,846,103
Operating loss	(404,339)	(400,940)	(769,603)	(672,467)
Interest income	43,144	8,331	81,092	11,454
Interest expense	(5,343)	(5,549)	(11,228)	(10,722)
Other income (expense), net	1,323	(16,910)	12,695	(94,447)
Loss before income taxes	(365,215)	(415,068)	(687,044)	(766,182)
Income tax benefit (expense)	(12,093)	(6,999)	(18,938)	(15,509)
Net loss	$(377,308)	$(422,067)	$(705,982)	$(781,691)
Net loss per share attributable to Class A, Class B, and Class C common stockholders:
Basic	$(0.24)	$(0.26)	$(0.44)	$(0.48)
Diluted	$(0.24)	$(0.26)	$(0.44)	$(0.48)
Weighted average shares used in computation of net loss per share:
Basic	1,603,172	1,632,140	1,592,365	1,625,663
Diluted	1,603,172	1,632,140	1,592,365	1,625,663

SNAP INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except par value, unaudited)

	June 30, 2023	December 31, 2022
Assets
Current assets
Cash and cash equivalents	$1,228,629	$1,423,121
Marketable securities	2,460,649	2,516,003
Accounts receivable, net of allowance	996,082	1,183,092
Prepaid expenses and other current assets	154,178	134,431
Total current assets	4,839,538	5,256,647
Property and equipment, net	330,010	271,777
Operating lease right-of-use assets	348,970	370,952
Intangible assets, net	202,671	204,480
Goodwill	1,692,061	1,646,120
Other assets	252,973	279,562
Total assets	$7,666,223	$8,029,538
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$163,604	$181,774
Operating lease liabilities	57,893	46,485
Accrued expenses and other current liabilities	716,167	987,340
Total current liabilities	937,664	1,215,599
Convertible senior notes, net	3,745,956	3,742,520
Operating lease liabilities, noncurrent	356,929	386,271
Other liabilities	120,714	104,450
Total liabilities	5,161,263	5,448,840
Commitments and contingencies
Stockholders’ equity
Class A non-voting common stock, $0.00001 par value. 3,000,000 shares authorized, 1,412,444 shares issued, 1,361,953 shares outstanding at June 30, 2023, and 3,000,000 shares authorized, 1,371,242 shares issued, 1,319,930 shares outstanding at December 31, 2022.	14	13
Class B voting common stock, $0.00001 par value. 700,000 shares authorized, 22,539 shares issued and outstanding at June 30, 2023, and 700,000 shares authorized, 22,529 shares issued and outstanding at December 31, 2022.	—	—
Class C voting common stock, $0.00001 par value. 260,888 shares authorized, 231,627 shares issued and outstanding at June 30, 2023 and December 31, 2022.	2	2
Treasury stock, at cost. 50,491 and 51,312 shares of Class A non-voting common stock at June 30, 2023 and December 31, 2022, respectively.	(492,500)	(500,514)
Additional paid-in capital	13,934,244	13,309,828
Accumulated deficit	(10,920,639)	(10,214,657)
Accumulated other comprehensive income (loss)	(16,161)	(13,974)
Total stockholders’ equity	2,504,960	2,580,698
Total liabilities and stockholders’ equity	$7,666,223	$8,029,538

SNAP INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Free Cash Flow reconciliation:
Net cash provided by (used in) operating activities	$(81,936)	$(124,081)	$69,166	$3,378
Less:
Purchases of property and equipment	(36,943)	(23,370)	(84,573)	(44,545)
Free Cash Flow	$(118,879)	$(147,451)	$(15,407)	$(41,167)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Adjusted EBITDA reconciliation:
Net loss	$(377,308)	$(422,067)	$(705,982)	$(781,691)
Add (deduct):
Interest income	(43,144)	(8,331)	(81,092)	(11,454)
Interest expense	5,343	5,549	11,228	10,722
Other (income) expense, net	(1,323)	16,910	(12,695)	94,447
Income tax (benefit) expense	12,093	6,999	18,938	15,509
Depreciation and amortization	39,688	79,291	74,908	117,391
Stock-based compensation expense	317,943	318,810	632,874	594,254
Payroll and other tax expense related to stock-based compensation	8,229	10,029	24,155	32,480
Adjusted EBITDA	$(38,479)	$7,190	$(37,666)	$71,658
Total depreciation and amortization expense by function:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Depreciation and amortization expense:
Cost of revenue	$3,170	$5,061	$6,396	$10,573
Research and development	24,847	22,362	48,986	44,485
Sales and marketing	5,605	49,061	10,678	56,453
General and administrative	6,066	2,807	8,848	5,880
Total	$39,688	$79,291	$74,908	$117,391

SNAP INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued)
(in thousands, except per share amounts, unaudited)
Total stock-based compensation expense by function:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Stock-based compensation expense:
Cost of revenue	$2,365	$2,849	$4,250	$5,295
Research and development	217,565	221,650	437,415	404,516
Sales and marketing	57,597	48,577	112,536	90,648
General and administrative	40,416	45,734	78,673	93,795
Total	$317,943	$318,810	$632,874	$594,254

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Non-GAAP net income (loss) reconciliation:
Net loss	$(377,308)	$(422,067)	$(705,982)	$(781,691)
Amortization of intangible assets	18,405	64,134	36,160	86,639
Stock-based compensation expense	317,943	318,810	632,874	594,254
Payroll and other tax expense related to stock-based compensation	8,229	10,029	24,155	32,480
Income tax adjustments	(269)	(504)	(237)	(565)
Non-GAAP net income (loss)	$(33,000)	$(29,598)	$(13,030)	$(68,883)

Weighted-average common shares - Diluted	1,603,172	1,632,140	1,592,365	1,625,663

Non-GAAP diluted net income (loss) per share reconciliation:
Diluted net loss per share	$(0.24)	$(0.26)	$(0.44)	$(0.48)
Non-GAAP adjustment to net loss	0.22	0.24	0.43	0.44
Non-GAAP diluted net income (loss) per share	$(0.02)	$(0.02)	$(0.01)	$(0.04)

SNAP INC.
SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS
(dollars and shares in thousands, except per user amounts, unaudited)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023

	(NM = Not Meaningful)
Cash Flows and Shares
Net cash provided by (used in) operating activities	$127,459	$(124,081)	$55,945	$125,291	$151,102	$(81,936)
Net cash provided by (used in) operating activities - YoY (year-over-year)	(7)%	23%	(22)%	(32)%	19%	34%
Net cash provided by (used in) operating activities - TTM (trailing twelve months)	$283,453	$260,458	$244,851	$184,614	$208,257	$250,402
Purchases of property and equipment	$(21,175)	$(23,370)	$(37,836)	$(46,925)	$(47,630)	$(36,943)
Purchases of property and equipment - YoY	95%	60%	91%	91%	(125)%	(58)%
Purchases of property and equipment - TTM	$(80,199)	$(88,946)	$(106,946)	$(129,306)	$(155,761)	$(169,334)
Free Cash Flow	$106,284	$(147,451)	$18,109	$78,366	$103,472	$(118,879)
Free Cash Flow - YoY	(16)%	(27)%	(65)%	(51)%	(3)%	19%
Free Cash Flow - TTM	$203,254	$171,512	$137,905	$55,308	$52,496	$81,068
Common shares outstanding	1,632,563	1,644,974	1,605,868	1,574,086	1,595,205	1,616,119
Common shares outstanding - YoY	7%	4%	—%	(3)%	(2)%	(2)%
Shares underlying stock-based awards	75,066	92,105	94,772	131,718	128,218	149,065
Shares underlying stock-based awards - YoY	(32)%	(12)%	2%	59%	71%	62%
Total common shares outstanding plus shares underlying stock-based awards	1,707,629	1,737,079	1,700,640	1,705,804	1,723,423	1,765,184
Total common shares outstanding plus shares underlying stock-based awards - YoY	5%	3%	—%	—%	1%	2%

Results of Operations
Revenue	$1,062,727	$1,110,909	$1,128,476	$1,299,735	$988,608	$1,067,669
Revenue - YoY	38%	13%	6%	0.1%	(7)%	(4)%
Revenue - TTM	$4,410,191	$4,538,992	$4,599,997	$4,601,847	$4,527,728	$4,484,488
Revenue by region (1)
North America	$758,261	$785,681	$811,602	$880,310	$639,896	$686,829
North America - YoY	37%	12%	3%	(6)%	(16)%	(13)%
North America - TTM	$3,178,990	$3,262,936	$3,287,621	$3,235,854	$3,117,489	$3,018,637
Europe	$162,132	$170,097	$161,396	$218,552	$157,760	$182,109
Europe - YoY	43%	12%	5%	5%	(3)%	7%
Europe - TTM	$676,433	$694,262	$702,537	$712,177	$707,805	$719,817
Rest of World	$142,334	$155,131	$155,478	$200,873	$190,952	$198,731
Rest of World - YoY	38%	21%	22%	28%	34%	28%
Rest of World - TTM	$554,768	$581,794	$609,839	$653,816	$702,434	$746,034
Operating loss	$(271,527)	$(400,940)	$(435,242)	$(287,597)	$(365,264)	$(404,339)
Operating loss - YoY	11%	(108)%	(141)%	NM	(35)%	(1)%
Operating loss - Margin	(26)%	(36)%	(39)%	(22)%	(37)%	(38)%
Operating loss - TTM	$(669,990)	$(878,418)	$(1,132,836)	$(1,395,306)	$(1,489,043)	$(1,492,442)
Net income (loss)	$(359,624)	$(422,067)	$(359,502)	$(288,460)	$(328,674)	$(377,308)
Net income (loss) - YoY	(25)%	(178)%	(400)%	NM	9%	11%
Net income (loss) - TTM	$(560,697)	$(831,100)	$(1,118,643)	$(1,429,653)	$(1,398,703)	$(1,353,944)
Adjusted EBITDA	$64,468	$7,190	$72,640	$233,275	$813	$(38,479)
Adjusted EBITDA - YoY	3872%	(94)%	(58)%	(29)%	(99)%	(635)%
Adjusted EBITDA - Margin (2)	6%	1%	6%	18%	0.1%	(4)%
Adjusted EBITDA - TTM	$682,863	$572,650	$471,091	$377,573	$313,918	$268,249
(1)Total revenue for geographic reporting is apportioned to each region based on our determination of the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity. This allocation is consistent with how we determine ARPU.
(2)We define Adjusted EBITDA margin as Adjusted EBITDA divided by GAAP revenue.

SNAP INC.
SUPPLEMENTAL FINANCIAL INFORMATION AND BUSINESS METRICS (continued)
(dollars and shares in thousands, except per user amounts, unaudited)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Other
DAU (in millions)	332	347	363	375	383	397
DAU - YoY	18%	18%	19%	17%	15%	14%
DAU by region (in millions)
North America	98	99	100	100	100	101
North America - YoY	5%	4%	4%	3%	3%	2%
Europe	84	86	88	92	93	94
Europe - YoY	10%	10%	11%	12%	10%	9%
Rest of World	150	162	175	183	190	202
Rest of World - YoY	36%	35%	34%	31%	27%	25%
ARPU	$3.20	$3.20	$3.11	$3.47	$2.58	$2.69
ARPU - YoY	17%	(4)%	(11)%	(15)%	(19)%	(16)%
ARPU by region
North America	$7.77	$7.93	$8.13	$8.77	$6.37	$6.83
North America - YoY	31%	8%	(1)%	(9)%	(18)%	(14)%
Europe	$1.93	$1.98	$1.83	$2.38	$1.70	$1.93
Europe - YoY	30%	2%	(5)%	(6)%	(12)%	(2)%
Rest of World	$0.95	$0.96	$0.89	$1.10	$1.00	$0.98
Rest of World - YoY	2%	(11)%	(9)%	(2)%	6%	3%
Employees (full-time; excludes part-time, contractors, and temporary personnel)	6,131	6,446	5,706	5,288	5,201	5,286
Employees - YoY	52%	38%	10%	(7)%	(15)%	(18)%

Depreciation and amortization expense
Cost of revenue	$5,512	$5,061	$5,548	$8,114	$3,226	$3,170
Research and development	22,123	22,362	23,722	29,834	24,139	24,847
Sales and marketing	7,392	49,061	4,586	6,130	5,073	5,605
General and administrative	3,073	2,807	2,435	4,413	2,782	6,066
Total	$38,100	$79,291	$36,291	$48,491	$35,220	$39,688
Depreciation and amortization expense - YoY	62%	180%	12%	39%	(8)%	(50)%

Stock-based compensation expense
Cost of revenue	$2,446	$2,849	$2,745	$4,248	$1,885	$2,365
Research and development	182,866	221,650	246,783	319,447	219,850	217,565
Sales and marketing	42,071	48,577	43,098	69,346	54,939	57,597
General and administrative	48,061	45,734	50,333	57,533	38,257	40,416
Total	$275,444	$318,810	$342,959	$450,574	$314,931	$317,943
Stock-based compensation expense - YoY	16%	24%	14%	51%	14%	—%